Delivering Superior Value For All Shareholders
June 2008

Exhibit 99.1

Presentation Outline

IV.

Appendix and GAAP Reconciliation

III.

Corporate Governance

II.

Financial Policies

I.

CSX Overview and Plan for Continued
Shareholder Value Creation

CSX Overview and Plan for Continued
Shareholder Value Creation

CSX provides a nation-critical service

CSX is an integral part of the
nation’s infrastructure

CSX operates approximately
21,000 route miles of track

Serves every major market in the
eastern U.S., with direct access to
all Atlantic and Gulf Coast ports

CSX is an economic driver

$10 billion of annual revenue

Over 35,000 employees

Ships life-essential goods and
serves national interest

2007 Population in Major Metropolitan Areas

GT 10 Million

5 – 10 Million

3 – 5 Million

1 – 2 Million

2 – 3 Million

New Orleans

Chicago

St Louis

Memphis

Source: Global Insight

Miami

New York

Jacksonville

Tampa

Orlando

Atlanta

Baltimore

Philadelphia

Washington

Boston

Based on all criteria, the CSX Board should be re-elected

Strong governance standards

Engaged board with diverse skill sets

Aggressive capital structure

Concrete plan for future performance enhancement

Superior performance relative to competitors

Significant return of capital to shareholders

Superior stock price performance

Note: Stock price performance as of May 30, 2008; adjusted for splits; Rail industry includes BNI, CNI, CP, NSC and UNP.

Outperformed 95% of the
S&P 500 since 2005

Outperformed all other Class I
rails over a one, two, three, four
and five year period

Corporate governance ranks in
top 1% of transportation companies

Operating margin tied for best
of U.S. railroads during
first quarter 2008

Industry-leading guidance and
aggressive capital structure  to
maximize investment returns

CSX has delivered superior shareholder value

Total Shareholder Return

34%

221%

357%

4 Years

59%

245%

347%

5 Years

24%

123%

244%

3 Years

15%

50%

114%

2 Years

(7%)

19%

56%

1 Year

S&P
500

Rail
Industry

CSX

Strong Foundation + Operational Excellence =
Shareholder Value Creation

CSX has a strong foundation and is committed to
operational excellence

CSX Strong Foundation

Safety First Culture

Clear Vision and Strategy

Pay for Performance

Consistent Leadership

CSX Operational Excellence

Productivity through
Discipline & Process Excellence

Value Pricing

Investment in Core Assets

Scheduled Network & Resources
   One Plan

Comparable Operating Margin

11.6%
13.3%
18.1%
20.7%
22.3%

How tomorrow moves
CSX

CSX has nearly doubled margins by building a
strong foundation and driving operational excellence

Assembling the Team &

Management Restructuring

“Safety First” Culture of Accountability
Pay for Performance

Note:  See GAAP Reconciliation for details on Comparable Operating Margin.

2003

2004

2005

2006

2007

Operational Excellence

Strong Foundation

Network Realignment and
Disciplined Investment in Core Assets

Process Excellence Teams and Value Pricing

One Plan Implementation

One Plan —  Resource Alignment

Current management began laying the groundwork for
excellence in 2003

Created a highly focused railroad company
with industry-leading results

Sold CSX World Terminals and CSX Lines
for $1.4B

Downsized management by almost 20%
with annual savings of $100M

Streamlined the organization to drive
greater accountability

Industry leading nearly 50% improvement
in safety; closing in on #1 (currently #2)

Embodiment of “safety is a way of life”
culture

60+% improvement in on-time originations
and arrivals; industry leading service

Implemented the One Plan to establish a
defined schedule for assets and people

Focused organization created industry
leading improvements in performance

Implemented pay for performance across
organization to drive improved execution

The most talented leadership team in
the industry

Assembled the right leadership team

Results

Foundational Initiatives

Current management began laying the groundwork for
excellence in 2003 (continued)

Productivity cost savings of $500M+ with
an established pipeline of additional 400M+
in productivity initiatives through 2010

Established cross functional Process
Improvements Teams (PIT) to drive
productivity across organization

Improved contribution margins; capital
avoidance by smoothing demand and
improved asset utilization

Introduced capacity based pricing to
balance traffic flows and eliminate network
capacity constraints

Industry leading price gains of 6%
annually on same store sales since 2004

Introduced “Same Store Sales” pricing –
price measure by individual customer
and location

Service quality at record levels; customer
ease of doing business has improved and
costs reduced through automation

Established 3rd party customer service
survey; introduced new e-business tools to
further enhance customer experience

CSX Intermodal operating margin more
than doubled and operating income
improved almost 150%

Restructured CSX Intermodal network to
only focus on profitable services

Results

Foundational Initiatives

Comparable Diluted EPS from Continuing Operations

$2.70
$2.22
$1.70
$1.00
2004
2005
2006
2007

How tomorrow moves

CSX has delivered superior financial performance

39%

CAGR

8%

7

S&P 500

20%

6

NSC

22%

5

BNI

24%

4

CNI

32%

3

CP

34%

2

UNP

39%

1

CSX

2004-2007

CAGR

Rank/Company

Note:  See GAAP Reconciliation for CSX data; peer comparisons based on First Call data.

CSX leads the industry across critical performance measures

NSC

CP

CP

NSC

CNI

NSC

CP

CNI

CNI

CP

CP

CNI

CNI

NSC

BNI

BNI

BNI

CP

BNI

UNP

NSC

CNI

UNP

BNI

UNP

BNI

UNP

UNP

CSX

UNP

CSX

CSX

CSX

CSX

NSC

CSX

Projected
Analyst EPS
Growth
through 2010

EPS
Growth

Margin
Expansion

Expense
Control
per RTM

Employee
Safety

Shareholder
Value
Creation

Shareholder Value Creation based on Total Shareholder Return from Q1 2007 - Q1 2008. Safety based on 2007 FRA
Personal Injury statistics. Expense Control per Revenue Ton Mile, Margin Expansion and EPS Growth based on Q1 2007
vs. Q1 2008 results. CN and CP expenses have been adjusted for the impact from translation of U.S. dollar-denominated expenses into Canadian dollars. Projected Analyst EPS Growth is 2007 through 2010 and is based on First Call data.

Worst

Best

First Quarter 2008
Comparable Operating Margin and Improvement
17%
18%
21%
23%
23%
27%
CP
UNP
BNI
CSX
NSC
CNI
Q1 2008 Operating Margin
Q1 2008 vs Q1 2004 Improvement (bps)

How tomorrow moves

First quarter results confirm industry-leading momentum

420

760

410

1,240

270

(30)

Note:  See GAAP Reconciliation for CSX data; peer comparisons based on First Call data.

How Tomorrow Moves…

Exceed $1B

in 2010

Free Cash Flow

Before Dividends

Near 30%

By 2010

Operating Margin

18%–21%

CAGR

Earnings Per Share

13%–15%

CAGR

Operating Income

2008–2010

Targets

Note:  Compound annual growth rates are off comparable 2007 results; EPS targets are stated before share buybacks.

Guidance is based on:

$400M+ of Productivity through 2010

6+% Pricing guidance in 2008

CSX creates value for
shareholders through
balanced capital deployment

Strategic volume growth in key markets

Technology –
Building the railroad
of the future

Capture
strategic
growth

How tomorrow moves…
Key CSX initiatives to help us achieve our vision

Executing on key initiatives requires continued
strong leadership, empowered to drive results

Development of leaders & new labor agreements
with incentives aligned with shareholders

Macro outlook favors CSX, and we are uniquely
positioned to capture strategic growth

Port infrastructure, National Gateway and
Intermodal investments all attract growth to CSX

CSX will invest in high-return projects that
capitalize on advanced technology

New projects deliver labor & asset productivity,
service reliability, and enhanced safety

Strategy aligns customer needs with
operating capabilities

Key driver towards productivity targets, creating
capacity for future growth

Proven leaders
to meet future
business goals

Total Service
Integration

Comparable Operating Margin
Near 30%
22.3%
23.0%

How tomorrow moves
CSX

How tomorrow moves…
Strategic initiatives to drive record margins

Strong Foundation: “Safety First,” Accountability, Pay for Performance

Note:  See GAAP Reconciliation for details. 2010 target based on low-70’s CSX Operating Ratio guidance.

2007

1Q 2008

2008

2009

2010

Total Service Integration

Operational Excellence: Process Excellence & Value Pricing

Operational Excellence: One Plan, Resource Alignment, Core Asset Investment

CSX leveraging a foundation

of excellence to achieve

targeted 30% margins

Capture strategic growth

Technology – Building the railroad of the future

Proven leaders to meet future business goals

How tomorrow moves…
CSX to deliver $400M+ of productivity through 2010

Implementing on-board fuel saving systems

Effective deployment of fuel-efficient processes

Fuel Efficiency

Utilization gains through reduced dwell

Improved reclaim and settlement reduces cost

Car Fleet Utilization

Utilization gains with advanced planning tools,
distributed power and Total Service Integration

Driving maintenance efficiency and reliability

Locomotive Fleet
Management

Technology drives terminal and customer efficiency

Driving infrastructure maintenance productivity with
process and technology

Labor Productivity

Continuous focus on plan design efficiency

TSI building reliable and productive service products

Network Efficiency/
Total Service Integration

Strategies for achieving targets

Key focus area

Disciplined process excellence teams have continuously delivered on clear productivity targets and have a pipeline of specific initiatives

Operational
Excellence

6+%
5-6%
4-5%
4%
3-5%
~3-4%
CSX
UNP
CNI
NSC
BNI
CP

How tomorrow moves

How tomorrow moves…
CSX to continue delivering inflation-plus price gains

Increasingly reliable service
product drives value

External factors continue to
favor rail

Globalization, shifting
supply chains, higher
trucking costs, increasing
commodity prices

Test price ceilings

Internal targets and rewards are
based on bottom-line impact

Operational
Excellence

CSX has the highest price guidance
in the rail industry for 2008

Drivers of continued
inflation-plus pricing

Note:  Peer railroad price guidance given by rail executives on analyst calls.

CSX On-Time Originations
79%
90%
2007
2008 Target
2009 Target
2010 Target

How tomorrow moves…
CSX to deliver 90% on-time performance by 2010

CSX is raising the bar on execution

Dynamic planning model adjusts to
changing resource and capacity
needs

Cross-functional integration
between operations, service design
and marketing aids in advance,
precise resource planning over
short-term and long-term horizon

The One Plan is the foundation

Governed by a clear strategy and
defined schedule

Driving accountability and
execution

Operational
Excellence

Exceptional service supports
inflation-plus pricing

CSX’s workforce of tomorrow will be lean and focused

Leadership development is key to success

Strong leaders, along with new labor agreements will achieve:

Simplified pay system, increasingly performance-based

Flexible work rules

CSX’s union workforce will benefit from increased flexibility and more predictable operations

How tomorrow moves…
Collaborative, engaged workforce to drive results

Proven
Leaders

Engaged and proven leaders will execute on
key initiatives to drive continued shareholder value

How tomorrow moves…
TSI takes service execution to the next level

Total Service Integration
initiative aims to achieve:

Longer trains

Faster loading/unloading

More unit trains

Fewer handlings

As a result, customers will
experience:

Increased reliability

Superior service

Quicker turn times

Total Service Integration aligns
customer needs with operational capabilities

Execution of Total Service
Integration will deliver:

1)

Increased capacity to serve
more customers

2)

Ability to capture volume
growth through superior
service and flexibility

3)

Sustained pricing gains and
improved return on capital

Total Service
Integration

CSX Unit Train Grain Service	Ideal Design	Current Performance
Unit Train Service (%)	100%	65%
Train Length	90 Cars	65 Cars
Loading/Unloading Time	15 Hours	42 Hours

How tomorrow moves CSX

How tomorrow moves…
TSI is being implemented across Unit Train network

TSI is currently driving value in
Unit Train network

Unit trains represent over
two-thirds of CSX revenue

Implementation began in
fall 2007

Current goals focus on:

Extending train length from
65 to 90 cars, on average

Reducing time required to
load/unload cars by 50+%

Increasing loading tons by
converting to larger cars

Total Service
Integration

How tomorrow moves…
TSI Carload revolutionizes customer alignment

1)

Increased Density

Increase in customer storage tracks

Locate customers at industrial
parks, off the main line

2)

New Customer Policies

Reduce work at customer facilities

Days of service guidelines

Reduce car dwell

3)

Design and Execution

Lower handlings

Improve empty to load ratios

Conversion for current customers

Enhance One Plan design to reflect
improved traffic patterns

Successful implementation of
Carload Total Service Integration:

Total Service
Integration

Enhances customer reliability

Improves asset utilization

Reduces car handlings

Increases cars per train

Reduces yard and
customer dwell time

Key Drivers of TSI Service Execution
on the Carload Network:

“Smart” Cars
Safety & Asset Utilization

Electronically Controlled Pneumatic (ECP)
Brakes                  Safety & Fuel Efficiency

How tomorrow moves…
Technology drives productivity, reliability, safety

Positive Train Control and
Locomotive Optimization

Ensures optimum safety and plan
compliance

Proactively adjusts speed to optimize
fuel economy

Drives increased velocity and asset
reliability

Yard Automation

Proactive labor and material planning

Robotics perform routine maintenance

Benefits include labor and asset
productivity, as well as improved
service reliability

Asset Tracking

Enhanced fuel efficiency, labor
productivity and safety through
precise tracking of assets and people

Technologies in the pipeline will

also drive benefits:

Wayside Detection Technologies
          Safety & Reliability

Optical Joint Bar Detection
Technologies                Safety & Reliability

Vehicle Mounted Track Inspection
Devices                 Safety & Asset Utilization

Advanced
Technology

Emerging Advanced Technologies

Today

CSX
Territory

2020

How tomorrow moves…
Macro trends create an opportunity for CSX

1)

Trucking industry is challenged

Highway congestion is bad and getting
worse; higher fuel costs and
environmental advantage favor rail

2)

Global consumption is rising

Population growth and globalization drive
rising demand for energy, food and other
commodities

3)

East Coast ports are growing

Panama Canal expansion & West Coast
port congestion create an opportunity

4)

Rail is valued by the public

Increase in public funding facilitates
development of expanded, improved
service products

Capture
Strategic
Growth

Key trends favor CSX

Source: USDOT FHWA Freight Analysis Framework

CSX is in an excellent position
to capitalize on key macro trends

How tomorrow moves…
Investments and alliances target long-term growth

Strategic investments encompass all
areas of our business

CSX launched the National Gateway
Initiative to connect ports, gateways and
markets through a world-class
double-stack network

Provides meaningful connections and
enables expedited traffic flows across
the CSX network

CSX is building long-term network
solutions with trucking companies

Partnerships are cost-efficient for mid-
and long-haul moves

Addresses truck driver shortage

To fund growth, CSX is also exploring:

Public Partnerships and Grants

Asset-based business alliances
to enable growth

Capture
Strategic
Growth

New York

Wilmington

Key CSX Port

Jacksonville

Savannah

Charleston

Virginia
Ports

Baltimore

New Orleans

Expansion

Clearances

New Construction

12%
18%
22%
Near 30%
Industry
Leader

How tomorrow moves

Continued focus on excellence is expected to achieve
industry-leading operating margins

2003

2005

2007

2010
Target

CSX
Vision

Strong Foundation: Remains the same—safety leadership
and a culture that empowers leaders to perform

New Initiatives: Drive sustained strategic
long-term volume growth across markets

Operational Excellence: Discipline and excellence drive
continued long-term productivity and inflation-plus pricing

1)

Strong Foundation remains in place

2)

Operational Excellence delivers results

3)

New Initiatives take CSX to the next level

CSX can achieve industry-leading margins
through consistent, continuous improvement.

Note:  See GAAP Reconciliation for CSX historical data

Financial Policies

CSX has an aggressive approach to leverage and
return of capital

CSX has the most aggressive capital structure of any major
Class I railroad

Only BBB- rated railroad

CSX has a history of returning significant capital
to shareholders

Repurchased nearly $3 billion of stock since 2006; targeting another $3 billion by 2009

Nearly tripled quarterly dividends since 2005

CSX balance sheet policy is efficient and prudent

Lowest long-term cost of capital

Provides financial flexibility and continued access to
capital markets

CSX's capital structure achieves
lowest cost of capital and supports business strategy

TCI Group "proposals " have a consistent theme of increased
leverage for CSX

Leveraged buyout

Leveraged recapitalization to junk credit rating

TCI Group wrongly suggests that taking CSX below investment
grade would create significant shareholder value

EPS accretion would be only 2% in exchange for loss of investment grade credit rating

Costs of implementing TCI's leverage agenda would be lasting for CSX

Increases cost of capital

Increases risk of financial distress

Destroys prudent flexibility and capital markets access

TCI Group' s agenda would take CSX to "Junk " status

CSX’s balanced approach is well known and well executed

Capital

Investment

Investing $5B through
2010 to support
long-term growth

Share

Buybacks

Repurchased nearly
$3B since 2006

Targeting another $3B
by year-end 2009

Dividends

Nearly tripled the
quarterly dividend
since 2005

. . . While maintaining an investment grade profile

Growing Free Cash Flow and

Improving Return on Invested Capital . . .

CSX’s capital structure targets lowest long-term cost

Access
Costs

Distress
Costs

Equity
Risk

Risk-Free
Rate

AAA

High Yield

BBB-

Cost of Capital

Debt Tax
Shield

Transportation Capital
Dollars in Billions
$1.7
$1.6
$1.6
$1.7
2007
2008
2009
2010

How tomorrow moves

Key investments will support long-term growth

Note: Excludes Katrina-related capital. 2007 includes $200M of locomotive refinancing.

CSX’s disciplined capital
spending is consistent with
strategic objectives

Economics, scientific
modeling and safety
drive investment

Level of capital investment is
in line with industry peers

Disciplined capital analysis aims to
maximize investment returns on replacement cost basis

$0.065
$0.100
$0.120
$0.150
$0.180
Q4 2005
Q3 2006
Q1 2007
Q3 2007
Q2 2008

How tomorrow moves

CSX actions to return capital to shareholders

$3.0 Billion

Share Buyback Program

Builds on nearly $3 billion
repurchased since 2006

Consistent with BBB-/Baa3
capital structure objectives

Targeting completion by
year-end 2009

20%

Increase

Quarterly Dividend

Nearly Tripled Since 2005

Proven record of delivering value to shareholders

Superior stock performance, investing for long-term growth, nearly tripled dividends, targeting nearly $6 billion of buybacks between 2006 and 2009

Shareholders have open-door access to management

CSX is committed to working for its shareholders and promotes transparency and interaction with its owners

CSX management has an active and ongoing dialogue with CSX
investor base

Consistent, in-depth investor presentations to apprise public of strategic directives

Full transparency between public filings and regular investor outreach

Earnings calls with quality question and answer periods

CSX organized or attended over 220 individual investor meetings in 2007

CSX also held a 2007 Investor Conference attended by over 160 investors

CSX reviews value-enhancing suggestions from shareholders, clients, and business partners

Board of Directors and management review and discuss feedback regularly

Feedback includes analyst reports and other significant Wall Street analysis

Suggestions are considered, debated, and implemented if in the best interest of our shareholders

Corporate Governance

More than 100 years of Board experience in rail, financial, energy and industrial companies

CSX, Honeywell, Altria, Hartford, Dominion Resources,
Southern Company, Ashland, PNC, Bank of New York Mellon,
SunTrust, Smithfield, Constellation, Exelon and HCA

Need for diverse experience reflects regulated history and attributes of railroads

Seven current and former CEOs; including Michael Ward

CEO and COO experience spans rail, financial and industrial
companies

CSX, Illinois Central, Florida East Coast, Southern Company,
Haskell, PHH, Citi Alternative Investments, Mercantile
Bankshares, AEGON, Cendant

Michael Ward and nominee John McPherson each have at least 30 years of railroad experience

Elizabeth Bailey was a key leader in airline deregulation and is nationally recognized as a transportation and economics policy expert

John Breaux is a transportation policy expert with strong U.S. Senate experience

CSX Board expert, diverse and performance driven

Compelling

Transportation

Experience

Blue Chip

Business

Experience

Governance and

Policy Expertise

✓	✓	✓			✓	
			✓	✓	✓			
			✓	✓		✓		
		✓			✓	✓		
		✓				✓		
			✓	✓			✓	
			✓					
		✓	✓				✓	
			✓	✓	✓	✓	✓	
			✓	✓	✓	✓		
				✓		✓		
			✓	✓	✓	✓		

How tomorrow moves CSX

Finance, Governance

Infrastructure and
commerce expertise

Steven T. Halverson

Audit, Compensation

Diverse business expertise

Robert D. Kunisch

Governance, Public Affairs

Tremendous public policy
knowledge

John B. Breaux

Audit, Executive, Public
Affairs

Transportation and
economics expertise

Elizabeth E. Bailey

Audit, Finance

Human resource and
leadership expert

Donna M. Alvarado

Finance, Executive,
Governance

Financial markets
expertise

Edward J. Kelly, III

Audit, Compensation,
Executive

Compensation,
Governance

Audit, Compensation,
Executive

Executive, Finance, Public
Affairs

Executive

Committees

Economic
Expertise

Financial
Expertise

Public
Policy
Expertise

CEO Level
Experience

Rail /
Transport

Expertise

Business, regulatory &
public policy expertise

David M. Ratcliffe

Extensive railroad
operating experience

John D. McPherson

Industry leading results

Michael J. Ward

Diverse leadership and
board experience

William C. Richardson

Blue chip board and public
policy experience

Frank S. Royal

Risk management &
commerce expertise

Donald J. Shepard

Overarching Strength

Customer
Knowledge

Director

Highly experienced, qualified and independent CSX Board

A proficient and effective board requires that its directors have a broad skill set

CSX's current Board is a leader in governance

CSX has a strong independent board

CEO is the only management director, with eleven outside directors

Best practices already in place at CSX

Election of entire Board is conducted annually

Majority election of Board in uncontested elections is required

No supermajority vote required

Ability of 15% of shareholders to call a special meeting

No poison pill; opted out of anti-takeover statutes

Executive severance payments capped at 2.99 times annual compensation

All incentive compensation is performance-earned

CSX has presiding independent director with delineated duties

Consistent with prevailing practice in the United States

CSX shareholders rejected split Chairman and CEO proposal in 2006

Board process is robust and members are engaged

Board and Committee meetings are numerous and rigorous

Analysis and materials are sent to Directors in advance of discussion

Advance meetings to review materials are held with Committee Chairmen

Key Committees are comprised entirely of independent Directors

Board members question and challenge management constantly

Board and Committee meetings reflect active participation by all members

Multiple Board and Committee meetings held in executive session without management

Board holds management team accountable

All incentive compensation plans are performance-earned

Board members' diverse experience adds significant value

Current Board members represent expertise across all relevant disciplines, which is key to driving superior shareholder value

Board-driven strategy has created outstanding
shareholder returns

Created a streamlined transportation
company

Selected the right management team

Sets aggressive performance and
operational targets

Manages comprehensive pay for
performance system

Monitors on-going operational and
financial performance

Authorizes disciplined capital
expenditures for future growth

Maintains targeted capital structure
optimizing cost of capital

CSX Board Strategy

Note: Stock price performance as of May 30, 2008; adjusted for splits; Rail industry includes BNI, CNI, CP, NSC and UNP.

Total Shareholder Return

34%

221%

357%

4 Years

59%

245%

347%

5 Years

24%

123%

244%

3 Years

15%

50%

114%

2 Years

(7%)

19%

56%

1 Year

S&P
500

Rail
Industry

CSX

✓	✓	✓	✓
	✓	✓	✓	✓
	✓	✓	✓	
	✓	✓	✓	✓
	✓	✓	✓	✓

How tomorrow moves

TCI Group' s demands would impair value

Current Board has presided
over industry-leading
performance

Replace current
Board of Directors

Investing for long-term growth
and value creation

Freeze expansion
capital spending

Managing regulatory concerns;
pricing to the market reflecting
value of service

Increase customer
prices 7% annually

Repurchased nearly $3B since
2006; further $3B targeted by
year-end 2009

Annual stock
buyback of 20%
for five years

CSX stock price has significantly
exceeded proposed LBO price

Leveraged Buyout

CSX Status

Negative

Credit Impacts

Ignores

Risk Impacts

Flawed

Assumptions

Sacrifices

LT Potential

Proposal

Statements made by Chris Hohn and TCI have fueled support in
Congress for re-regulation, which would destroy shareholder value

CSX believes dissidents would not add value to the Board

TCI Group nominees fail to represent the best interests of all shareholders

TCI Group’s desire to leverage CSX’s balance sheet to create a fast exit opportunity is not in the best interest of the company or its shareholders

TCI Group has misrepresented its nominees

TCI Group nominees represent a track record of abysmal safety, bankruptcy and poor operational performance; three nominees have no U.S. Board experience

TCI Group has overstated its nominees’ rail operating experience

TCI Group’s slate has provided no business plan or strategic insights

Proposals to date have been constantly changing, reflecting a lack of consistent vision

Proposals to date do not reflect significant understanding of U.S. railroad industry, its regulatory environment or CSX’s business

Election of TCI Group slate will interrupt the value creation from CSX's strategic plan

CSX Board has a deep understanding of CSX with a proven performance track record and clear strategic plan

The TCI Group could disrupt CSX's momentum and success

Stark difference between TCI's public statements and
private agenda

Alexandre Behring admitted publicly in May that the TCI Group has
“no detailed operating plan for CSX.”

In private, TCI Group has said there are “no limits” to what it will do to have CSX dramatically increase its debt for share repurchases.

In proxy materials, TGI Group says it has a
plan to make CSX America’s premier
railroad.

Chris Hohn said that the only alternative to a full proxy fight was for the TCI Group (a) to have appointed all five of its nominees and (b) to have the right to “interview” CSX’s current Board members to determine who would remain.

TCI Founding Partner Amin has said it was “very” unfortunate that TCI
Group’s demands had been put in writing.

In proxy materials, TCI Group said it “made
many concessions with the hope of being
able to reach an amicable resolution with
CSX that would avoid a proxy contest.”

In April 2007, the month it purchased its first share of CSX stock, TCI was recruiting a replacement CEO for CSX.

In March 2007, TCI declined to meet with the CSX CEO, and in the summer failed to respond to two CSX Board requests for information as a first step to dialogue.

Throughout 2007, repeatedly threatened to replace the entire Board.

In proxy materials, TCI Group said it sought
“to engage the management or the Board
in a constructive dialogue.”

TCI Founding Partner Snehal Amin said that a majority slate for the
CSX Board was not proposed in part because TCI did not believe
RiskMetrics (ISS) would be supportive.

TCI Group privately refers to its five-member slate as a unified “team.”

TCI Group has threatened to make things “unpleasant” for certain current CSX directors and to “disrupt” Board processes.

In sworn Congressional testimony, TCI
Founding Partner assured members:  “if
[TCI is] successful, only 1 person, 1 voice
out of 12 voices will be from TCI.”

TCI  Group has said it has never sought
control of CSX.

Private Agenda

Public Statements

TCI Group brings poor track record, minimal experience

Chaired a publicly traded company sold
through a distressed sale, and has a career
characterized by buyouts and leverage

Gilbert Lamphere

Led Northwest Airlines into bankruptcy and
sold more than 75% of his shares in the
months immediately leading up to the
bankruptcy filing

Gary Wilson

No U.S. public
board experience

Transitional CEO as Conrail was converted to
a switching operator

As Managing Director of London Underground,
performance is down sharply and need for
government funding is up 600%

CSX Board did not include O’Toole in CEO
succession plans

Timothy O’Toole

No U.S. public
board experience

Led Brazilian railroad a fraction of CSX’s size
with an abysmal safety record

Alexandre Behring

No U.S. public
board experience

Demands for CSX, if implemented, could have
impaired shareholder value

Resigned from a UK board amid allegations of
conflict of interest

Christopher Hohn

TCI Group nominees have a poor track record

TCI Group
Slate

CSX Targeted
Directors

36

65

25

Gilbert
Lamphere

1

Steven T.
Halverson

0

Gary
Wilson

14

Frank S.
Royal

0

Timothy
O’Toole

15

William C.
Richardson

11

Alexandre
Behring

17

Robert D.
Kunisch

0

Christopher
Hohn

18

Elizabeth E.
Bailey

Rail board experience (years)

Based on all criteria, the CSX Board should be re-elected

Strong governance standards

Engaged board with diverse skill sets

Aggressive capital structure

Concrete plan for future performance enhancement

Superior performance relative to competitors

Significant return of capital to shareholders

Superior stock price performance

Vote the White Proxy Card

Appendix and GAAP Reconciliation

Recognized leader in transportation policy in the US

Served as a commissioner of the Civil Aeronautics Board, where she oversaw the deregulation of the airline industry

During her tenure with Altria oversaw many consolidating acquisitions as well as the shareholder value creating spin-offs of Kraft Foods ($49 billion) and
Philip Morris International ($107 billion)

During her almost 20 year tenure on the Altria board, the company has generated annualized returns of over 19% for shareholders

Altria: Director

Brookings Institution: Trustee

National Bureau of Economic Research: Board of
Trustees

Teachers Insurance and Annuity Association: Director

Elizabeth E. Bailey

Founder and president of Aguila International, a business-consulting firm specializing in human resources and leadership development

Appointed by President Reagan to serve as chief national spokesperson and administrator for federal volunteerism programs during the second Reagan administration

During her tenure at CCA, Forbes named it the “Best Managed Company” in
Business Services and Supplies

During her almost 5 year tenure as a director of CCA, the company has generated annualized returns of over 25%

Aguila International: President

Quest International: President & CEO

Park National Bank: Director (Chair, Audit Committee)

Corrections Corporation of America: Director

Donna M. Alvarado

Sold Mercantile Bankshares to PNC Financial Services for $5.9 billion after successfully reorganizing the firm and growing the company from $11 billion in assets in 2002 to $18 billion in assets in 2006

Director at Hartford Financial Services during decisions to repurchase $1.8 billion in stock

Citi Alternative Investments: President & CEO

The Carlyle Group: Managing Director

PNC Financial Services Group: Vice Chairman

Mercantile Bankshares: Chairman, CEO & President

Edward J. Kelly, III
Presiding Director

Drove superior stock performance, nearly tripled dividends, targeting nearly $6 billion of buybacks between 2006 and 2009

Presiding over fastest growing company in an attractive industry

CSX: Chairman, President & CEO

Association of American Railroads: Director

Center for Energy and Economic Development:
Director

Ashland, Inc.: Director

Michael J. Ward
Chairman

Until retiring from public service in 2005, Senator Breaux represented Louisiana in Congress for three consecutive terms, beginning in 1987. Prior to his tenure as Senator, he served in the U.S. House of Representatives from 1972 to 1987

Recognized as a non-partisan consensus builder while serving as a member of the Senate committees on Finance and Commerce

U.S. Senate: Member

U.S. House of Representatives: Member

President’s Advisory Panel on Federal Tax Reform:
Co-Chair

John B. Breaux

Director

Company / Position Experience

Key Accomplishments

Highly experienced, qualified and independent CSX Board

Assisted in the sale of Cendant’s vehicle leasing and fleet management unit to Avis Rent A Car.  Process included returning significant capital to shareholders through a "Dutch Auction" self-tender offer to repurchase up to
50 million shares of Cendant stock

After leaving the Board of Cendant, Mr. Kunisch continued as a senior advisor to the Cendant management team through July 2006 when Cendant refocused its portfolio by spinning off Wyndham Worldwide ($7 billion) and
Realogy Corporation ($7 billion) and selling Travelport to Blackstone ($4 billion)

ABS Capital Partners: Special Partner & Senior
Advisor

Cendant Corporation: Vice Chairman & Director

PHH Corporation: Chairman & CEO

Johns Hopkins Medical: Trustee

Robert D. Kunisch

Focused on five principles at FEC: customer service, managing expenses carefully, investing capital wisely, utilizing assets productively, and safety

Increased customer satisfaction ratings, revenue per employee, intermodal volume, net income, and earned Gold Harriman Awards for safety

Florida East Coast Railway: President & COO

Illinois Central Railroad: President & CEO

Santa Fe Railroad: Regional VP & Assistant VP for
Safety

John D. McPherson

Grew Southern Company’s reputation for excellent customer service, high reliability, and retail electric prices significantly below the national average;
Listed the top ranking U.S. electric service provider in customer satisfaction for eight consecutive years

Maintained seven straight years of common stock dividend increases

Successfully sold non-core natural gas business in 2005 to focus on core business lines

Southern Company: Chairman, President, CEO

Georgia Power: President & CEO

Federal Reserve Bank of Atlanta: Chairman

David M. Ratcliffe

Member of Board integration committee overseeing Bank of New York’s acquisition of Mellon Financial Corporation ($17 Billion)

Director at Exelon during decisions to repurchase $1.75 billion in stock

President of Johns Hopkins University before leading Kellogg Foundation, one of the world’s largest philanthropic foundations ($7 billion endowment and nearly $300 million in annual grants)

Kellogg Company: Director

Bank of New York Mellon: Director

Exelon Corporation: Director

William C. Richardson

Nearly doubled revenues since becoming CEO of the design-build company, positioning the award-winning firm not only as an infrastructure leader in the
Southeast U.S. but also an emerging leader in North America

The Haskell Company: President & CEO

Construction Industry Roundtable: Director

National Center for Construction Education and
Research: Chairman

Steven T. Halverson

Director

Company / Position Experience

Key Accomplishments

Highly experienced, qualified and independent CSX Board

Led AEGON to a nearly 39% increase in net income and 10% increase in revenue in 2003, his first full year as chairman

Oversaw AEGON’s acquisition of Transamerica Corporation ($21 billion) in
1999 as well as the recent sale of Getronics ($1.8 billion on 10/12/07), the acquisition of Merrill Lynch Insurance ($1.3 billion on 12/31/07) and a share buyback ($1.5 billion on 11/19/07)

AEGON: Chairman & CEO

PNC Financial Services Group: Director

U.S. Chamber of Commerce: Vice-Chairman

Donald J. Shepard

As an active member of the compensation committees of corporate boards, has been a major advocate of tying management pay to operating improvements and aligning management with long-term shareholder interests

Oversaw SunTrust’s acquisition of National Commerce Financial ($7 billion)
and Crestar Financial ($9 billion)

Oversaw over $13 billion in asset divestitures at Dominion Resources over the course of 2007 and a subsequent $5.3 billion Dutch Auction share repurchase in August 2007 as well as a $4 billion share buyback in 2005

SunTrust Bank: Director

Dominion Resources: Director

Smithfield Foods: Director

Hospital Corporation of America: Director

Chesapeake Corp: Director

Frank S. Royal

Director

Company / Position Experience

Key Accomplishments

Highly experienced, qualified and independent CSX Board

Proxy Statement Disclosure

Important Information

In connection with the 2008 annual meeting of shareholders, CSX Corporation ("CSX") has filed with the SEC and mailed to shareholders a definitive Proxy Statement dated April 25, 2008.  Security holders are strongly advised to read the definitive Proxy Statement because it contains important information. Security holders may obtain a free copy of the definitive Proxy Statement and any other documents filed by CSX with the SEC at the SEC’s website at www.sec.gov. The definitive Proxy Statement and these other documents may also be obtained for free from CSX by directing a request to CSX Corporation, Attn: Investor Relations, David Baggs, 500 Water Street C110, Jacksonville,FL 32202.  CSX, its directors, director nominee and certain named executive officers and employees may be deemed to be participants in the solicitation of CSX’s security holders in connection with its 2008 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in CSX’s definitive Proxy Statement and its May 15, 2008 letter to shareholders filed with the SEC as definitive additional soliciting materials.

Forward-Looking Disclosure

This presentation and other statements by the company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies and objectives for future operation, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” “estimate,” and similar expressions. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company does update any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the company’s success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; and (v) the outcome of claims and litigation involving or affecting the company. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

GAAP Reconciliation Disclosure

CSX reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used to manage the company’s business that fall within the meaning of Regulation G (Disclosure of Non-GAAP Financial Measures) by the SEC may provide users of the financial information with additional meaningful comparisons to prior reported results.

CSX has provided operating income, margin and earnings per share adjusted for certain items, which are non-GAAP financial measures. The company’s management evaluates its business and makes certain operating decisions (e.g., budgeting, forecasting, employee compensation, asset management and resource allocation) using these adjusted numbers.

Likewise, this information facilitates comparisons to financial results that are directly associated with ongoing business operations as well as provides comparable historical information. Lastly, earnings forecasts prepared by stock analysts and other third parties generally exclude the effects of items that are difficult to predict or measure in advance and are not directly related to CSX’s ongoing operations. A reconciliation between GAAP and the non-GAAP measure is provided. These non-GAAP measures should not be considered a substitute for GAAP measures.

GAAP Reconciliation to comparable results

23.0%

22.3%

20.7%

18.1%

13.3%

11.6%

Comparable Operating Margin

$ 624

$ 2,233

$ 1,981

$ 1,556

$ 1,068

$ 877

Comparable Operating Income

-

-

-

-

-

108

Plus Additional Loss on Sale

-

-

-

-

-

232

Plus Provision for Casualty
Claims

-

-

-

-

71

22

Plus Restructuring Charge

(2)

(27)

(168)

-

-

-

Less Pretax Gain on Insurance
Recoveries

2,087

7,770

7,417

7,062

7,043

7,058

Operating Expense

$ 2,713

$ 10,030

$ 9,566

$ 8,618

$ 8,040

$ 7,573

Operating Revenue

Q108

2007

2006

2005

2004

2003

Dollars in millions

GAAP Reconciliation to comparable results

$   2.70

$   2.22

$   1.70

$   1.00

Comparable Diluted EPS From
Continuing Operations

)

$   2.74

(0.04

-

-

-

-

)

)

)

$   2.82

(0.22

(0.06

(0.32

-

-

)

$   1.59

-

-

(0.16

0.27

-

)

$   0.94

-

(0.04

-

-

0.10

Diluted EPS From Continuing Operations

    Less Gain on Insurance Recoveries

    Less Gain on Conrail Property

    Less Income Tax Benefits

    Plus Debt Repurchase Expense

    Plus Restructuring Charge

2007

2006

2005

2004